UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 21, 2005


                             Bridge Capital Holdings
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                    000-50974                 80-0123855
____________________________        ________________         ___________________
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)


          55 Almaden Boulevard, Suite 200
              San Jose, California                                 95113
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 21, 2005, the registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.











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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 21, 2005               BRIDGE CAPITAL HOLDINGS




                                   By: /s/ THOMAS A. SA
                                       ________________________________
                                           Thomas A. Sa
                                           Executive Vice President and
                                           Chief Financial Officer











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


                                  EXHIBIT INDEX


Exhibit No.       Description

  99.1 Press release dated July 21, 2005 announcing results of operations for the quarter ended June 30, 2005.












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